UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 30, 2012

American Apparel, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32697	20-3200601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

747 Warehouse Street, Los Angeles, CA	90021-1106
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (213) 488-0226
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

American Apparel, Inc., or the Company, and certain of its subsidiaries entered into an amendment, dated August 30, 2012, to the Company's first lien credit agreement with Crystal Financial LLC that, among other things, extends until December 31, 2012 the period during which loans under the credit agreement based on the Company's trademarks may remain outstanding; adds a minimum EBITDA covenant for the remainder of 2012 and a minimum excess availability covenant for the period of December 17, 2012 through February 1, 2013; and adds the Company's United Kingdom subsidiaries as guarantors of the credit agreement, with their assets securing their guarantees.

In connection with the foregoing, the Company and certain of its subsidiaries entered into an amendment, also dated August 30, 2012, to the Company's term loan with Lion Capital (Americas) Inc. and Lion/Hollywood L.L.C. that, among other things, adds a minimum EBITDA covenant identical to that described above and adds the Company's United Kingdom subsidiaries as guarantors of the term loan, with their assets securing their guarantees.

The foregoing descriptions of the amendments are not intended to be complete and are qualified in their respective entireties by reference to the documents filed herewith as Exhibits, which are incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

10.1
Amendment No. 2, dated August 30, 2012, among American Apparel, Inc., American Apparel (USA), LLC, the other Borrowers and Credit Parties party thereto, Crystal Financial LLC and other signatories thereto.

10.3
Eighth Amendment to Credit Agreement, dated August 30, 2012, among American Apparel, Inc. and the other Credit Parties as the facility guarantors from time to time party thereto, Wilmington Trust N.A., as the administrative agent and the collateral agent, Lion Capital (Americas) Inc., as a lender, Lion/Hollywood L.L.C., as a lender, and other lenders from time to time party thereto.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN APPAREL, INC.

Dated: September 11, 2012	By:	/s/ Glenn Weinman
Name: Glenn A. Weinman
Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

10.1
Amendment No. 2 to, dated August 30, 2012, among American Apparel, Inc., American Apparel (USA), LLC, the other Borrowers and Credit Parties party thereto, Crystal Financial LLC and other signatories thereto.

10.3
Eighth Amendment to Credit Agreement, dated August 30, 2012, among American Apparel, Inc. and the other Credit Parties as the facility guarantors from time to time party thereto, Wilmington Trust N.A., as the administrative agent and the collateral agent, Lion Capital (Americas) Inc., as a lender, Lion/Hollywood L.L.C., as a lender, and other lenders from time to time party thereto.